Exhibit 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Edward N. Jones, Chief Financial Officer of FoneFriend, Inc ( the "Company" ), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section  1350,  that:

     The Quarterly Report on Form 10-QSB of the Company for the three months ended December 31, 2003 (the " Report") fully complies with the requirements of
Section  13  (a)  or  15  (d)  of  the  Securities  Exchange  Act  of  1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 26, 2004



                         /S/  Edward  N.  Jones
                         ----------------------
                         Edward N. Jones, Chief Financial Officer